UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2023
______________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On December 7, 2023, the Federal Home Loan Bank of Indianapolis (the "Bank") is conducting a webinar for its members at which it will present an overview of the Federal Housing Finance Agency's ("FHFA") FHLBank System at 100 Report (the "Report"). As of the date of this filing, the Report is available at https://www.fhfa.gov/AboutUs/Reports/ReportDocuments/FHLBank-System-at-100-Report.pdf. A copy of the Bank's webinar presentation is attached as Exhibit 99.1 to this report.
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Safe Harbor Statement
The Bank cautions you that this report, including the presentation attached as Exhibit 99.1, includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events and performance. Forward-looking statements can be identified by words such as "will," "preliminary," "may," "likely," "estimates," and "expects" or the negative of these words or comparable terminology. Each forward-looking statement contained in this report reflects the Bank's current beliefs and expectations.
Actual results or performance may differ materially from what is expressed in any forward-looking statements. Any forward-looking statement contained in this report speaks only as of the date on which it was made. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions; volatility of market prices, rates, and indices related to financial instruments, including but not limited to, the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social, and governance matters; changes in the assumptions used to estimate credit losses; and changes in expectations regarding the Bank’s payment of dividends. The Bank undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. You are referred to the documents filed by the Bank with the U.S. Securities and Exchange Commission, specifically reports on Forms 10-K and 10-Q, which include additional factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov.

The information being furnished in and the information contained in Exhibit 99.1 shall not be:
•deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act);
•subject to the liability of Section 18 of the Exchange Act; or
•incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	December 7, 2023 Member Presentation
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2023

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	Cindy L. Konich
/s/CINDY L. KONICH
President - Chief Executive Officer